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                           SHORT-TERM INVESTMENTS CO.


                            LIQUID ASSETS PORTFOLIO


                             CASH MANAGEMENT CLASS


                       Supplement dated  October 18, 1996
                   to the Prospectus dated December 12, 1995,
                          as Supplemented June 7, 1996



 This Supplement replaces and incorporates the Supplement dated June 7, 1996.

           The minimum initial investment in the Class is $1,000,000.

The first sentence of the first paragraph under the caption "Investment Program - Investment Policies" on page 4 is revised to read in its entirety as follows:

         "The Portfolio may invest in a broad range of U.S. Government and foreign government obligations, taxable municipal securities, and bank and commercial instruments that may be available in the money markets."